EATON VANCE ARIZONA MUNICIPAL INCOME FUND
EATON VANCE CONNECTICUT MUNICIPAL INCOME FUND
EATON VANCE MICHIGAN MUNICIPAL INCOME FUND
EATON VANCE MINNESOTA MUNICIPAL INCOME FUND
EATON VANCE NEW JERSEY MUNICIPAL INCOME FUND
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated December 1, 2010
as revised February 17, 2011

EATON VANCE ALABAMA MUNICIPAL INCOME FUND
EATON VANCE ARKANSAS MUNICIPAL INCOME FUND
EATON VANCE GEORGIA MUNICIPAL INCOME FUND
EATON VANCE KENTUCKY MUNICIPAL INCOME FUND
EATON VANCE MARYLAND MUNICIPAL INCOME FUND
EATON VANCE MISSOURI MUNICIPAL INCOME FUND
EATON VANCE NORTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE OREGON MUNICIPAL INCOME FUND
EATON VANCE SOUTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE TENNESSEE MUNICIPAL INCOME FUND
EATON VANCE VIRGINIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2011
as revised February 17, 2011

EATON VANCE CALIFORNIA MUNICIPAL INCOME FUND
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME FUND
EATON VANCE NATIONAL MUNICIPAL INCOME FUND
EATON VANCE NEW YORK MUNICIPAL INCOME FUND
EATON VANCE OHIO MUNICIPAL INCOME FUND
EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND
Supplement to Prospectuses dated February 1, 2011

EATON VANCE BUILD AMERICA BOND FUND
EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE HIGH INCOME OPPORTUNITIES FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE LOW DURATION FUND
EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND
EATON VANCE SHORT TERM REAL RETURN FUND
Supplement to Prospectuses dated March 1, 2011

EATON VANCE COMMODITY STRATEGY FUND
EATON VANCE INVESTMENT GRADE INCOME FUND
EATON VANCE PARAMETRIC OPTION ABSOLUTE RETURN STRATEGY FUND
Supplement to Prospectuses dated May 1, 2011

EATON VANCE MUNICIPAL OPPORTUNITIES FUND
Supplement to Prospectus dated May 31, 2011

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND
Supplement to Prospectus dated June 1, 2011

1. The following is added to the end of "Derivatives" under "Investment Objectives & Principal Policies and Risks":

Certain derivative transactions may give rise to a form of leverage. The Fund is required to segregate or "earmark" liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage investments may substantially exceed the initial investment.

2. The following replaces the third and fourth paragraphs under "Restrictions on Excessive Trading and Market Timing" in "Purchasing Shares":

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip (being a purchase, including an exchange purchase, followed or proceeded by a redemption, including an exchange redemption, followed or proceeded by a purchase, including an exchange purchase) within 90 days, it generally will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by model-based discretionary advisory accounts;
  transactions made by an Eaton Vance fund that is structured as a "fund-of-funds", provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

June 23, 2011	5216-6/11	COMBPS2